SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                November 4, 2003
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                          Asbury Automotive Group, Inc.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

         5511                                         01-0609375
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(Commission File Number)                   (IRS Employer Identification No.)

Three Landmark Square, Suite 500, Stamford, CT                      06901
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  (Address of principal executive offices)                       (Zip Code)

                                 (203) 356-4400
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              (Registrant's telephone number, including area code)

                                      None
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          (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure.

The registrant issued a press release on November 4, 2003 announcing that a decision has been rendered in the private arbitration proceeding relating to amounts claimed by the Estate of Brian E. Kendrick, which press release is attached hereto as Exhibit 99.1.


Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

Exhibit No.                Description

99.1                       Press Release dated November 4, 2003.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ASBURY AUTOMOTIVE GROUP, INC.



Date:  November 4, 2003             By: /s/ Lynne A. Burgess
                                        --------------------------------------
                                        Name:  Lynne A. Burgess
                                        Title: Vice President and
                                               General Counsel

                                  EXHIBIT INDEX


Exhibit No.       Description

99.1     Press Release dated November 4, 2003